REAFFIRMATION AND MODIFICATION OF
                   PATENT ASSIGNMENT AND ROYALTY AGREEMENTS


         THIS AGREEMENT entered into as of the 3rd day of February 1999, by and between OTIS L. NELSON, JR., MARK L. NELSON, and A. RICHARD NELSON, (collectively, the "Nelsons"), on the one hand, all with an address of Mark
L. Nelson c/o Polar Molecular Corporation, 4600 S. Ulster Street, Suite 700, Denver, Colorado 80237, and POLAR MOLECULAR CORPORATION, a Utah corporation ("PMC"), with an address at 4600 S. Ulster Street, Suite 700, Denver, Colorado 80237.


                             W I T N E S S E T H


         WHEREAS, Otis L. Nelson, Jr. and Mark L. Nelson, the joint inventors in the U.S. patents identified in Exhibit A attached hereto, have assigned to PMC the entire right, title and interest in and to said U.S. patents and any and all corresponding foreign patents and patent applications by assignment documents recorded in the U.S. Patent Office at Reel 4833 and Frames 979 through 982; and


         WHEREAS, Otis L. Nelson, Jr., Mark L. Nelson and A. Richard Nelson, the joint inventors in the U.S. Application Ser. No. 07/488,670 filed
March 5, 1990 (abandoned) and the foreign patents and patent applications corresponding thereto identified in Exhibit B, attached hereto, have assigned to PMC the entire right, title and interest in and to said U.S. application. and patents issued thereon and said foreign patents and patent applications and any and all foreign patents which may be granted on said applications by an Assignment document recorded in the U.S. Patent Office at Reel 5281, Frame 703 through 705; and

         WHEREAS, Otis L. Nelson, Jr., Mark L. Nelson and A. Richard Nelson, the joint inventors in U.S. Ser. No. 08/472,179 filed June 7, 1995 have assigned to PMC the entire right, title and interest in and to said U.S. Ser. No. 472,179 by an assignment document dated February 3, 1999 attached hereto as Exhibit C; and


         WHEREAS, Otis L. Nelson, Jr. and Mark L. Nelson, on the one hand, and PMC, on the other hand, entered into an Agreement as of the February 21, 1986 ("Prior Agreement"); and

         WHEREAS, Otis L. Nelson, Jr. and Mark L. Nelson, on the one hand, and PMC, on the other hand, desire to supersede said Prior Agreement and all other agreements between the two parties which were entered into prior to February 3, 1999 and which relate to assignment of patents; and

         WHEREAS, Otis L. Nelson, Jr., Mark L. Nelson and A. Richard Nelson, on the one hand, and Polar Molecular Corporation, on the other hand, desire to supersede all agreements between the two parties which were entered into prior to February 3, 1999 and which relate to assignment of patents;

         NOW THEREFORE, in consideration of the mutual promises and for other good and valuable consideration the parties hereby agree as follows:

                           ARTICLE I - DEFINITIONS

         1.1 As used herein, "Assigned Patents" means (a) the U.S. Patents identified in Exhibit A attached hereto, (b) the foreign patents and patent applications identified in Exhibit B attached hereto and all patents granted on such patent applications and (c) the U.S. patent application identified in Exhibit C attached hereto and any patent issued thereon or on any division, continuation or continuation-in-part of said U.S. patent application and any reissues of said patents.

         1.2 As used herein the term "Royalty Period" means the time period extending from January 1, 1995 until the expiration of the last to expire patent of the Assigned Patents.

                 ARTICLE II - AFFIRMATION OF ASSIGNMENTS

         2.1 The Nelsons hereby affirm, individually and collectively, that they have assigned to PMC the entire right, title and interest in and to the U.S. patents identified in Exhibit A attached hereto and any and all corresponding foreign patents and patent applications by assignment documents, recorded in the U.S. Patent office at Reel 4833, Frames 979-982 and have assigned all right, title and interest in and to the foreign patents and patent applications identified in Exhibit B attached hereto and any and all foreign patents which may be granted on said applications by an assignment document recorded in the U.S. Patent office at Reel 5281, Frame 703-705 and have assigned all right, title and interest in and to U.S. Ser. No. 08/472,179 by an assignment document attached hereto as Exhibit C.


                           ARTICLE III - PAYMENTS

         3.1 In consideration of the royalty amounts to be paid under Section
3.3 hereof, PMC shall pay Nelsons $2,000,000. PMC will grant to the Nelsons a security interest in the Assigned Patents that will guarantee payment to the Nelsons of the amounts required by this Agreement.

         3.2 PMC shall give the Nelsons the right to buy 8,200,000 shares of Polar Molecular Corporation common stock for 0.01 cents per share, such right being exercisable at any time after execution of this Agreement.

         3.3 PMC shall also pay the Nelsons 10% of licensing fees received during the Royalty Period by PMC on products covered by the Assigned Patents plus 10% of pre-tax profits where, for purposes of this Agreement, "pre-tax profits" means the profits of PMC during the Royalty Period which are derived from sales of products covered by the Assigned Patents but not including licensing fee receipts.

         3.4 All payments due to the Nelsons pursuant to Section 3.3 shall be paid within 30 days after the end of each quarter of the fiscal year of 2MC and such payments shall be made by check payable to Mark L. Nelson. In the event of a late payment by PMC, interest shall accrue on the unpaid amount and be compounded annually at an annual percentage rate equal to the prime rate of the Norwest Bank of Colorado, N.A., Denver, Colorado commencing on the due date of the late payment.

         3.5 PMC agrees to keep accurate records and books of account showing all information necessary for the accurate determination of the payments due the Nelsons hereunder, which records and books of account shall be open. to inspection at reasonable intervals during regular business hours by the Nelsons or an independent certified public accountant retained by the Nelsons for the purpose of verifying PMC's payment obligations pursuant to this Agreement.

                       ARTICLE IV - PREVIOUS AGREEMENTS

         4.1 On the effective date of this Agreement, the Prior Agreement and all other agreements oral or written between any of the Nelsons and PMC which relate to assignment of patents and which were entered into prior to February 3, 1999 are hereby terminated and shall have no force and effect and are superseded by this Agreement.


                    ARTICLE V - MISCELLANEOUS PROVISIONS

         5.1 Any notice required by this Agreement or given in connection with it, shall be in writing to the address given below and shall be effective on the day it is received and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or by a recognized overnight delivery service.

         (a) notices to the Nelsons; shall be addressed to Mark L. Nelson c/o Polar Molecular Corporation, 4600 S. Ulster Street, Suite 700, Denver, Colorado 80237 or to such address as specified by the Nelsons in a written notice to PMC; and

         (b) notices to PMC shall be addressed to Polar Molecular Corporation, 4600 S. Ulster Street, Suite 700, Denver, Colorado 80237 or to such address as specified by PMC in a written notice to the Nelsons.


         5.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, legal representatives and assigns.


         5.3 This Agreement contains the entire understanding and agreement between the parties regarding the matters to which this Agreement relates. There are no representations, warranties, promises, covenants, or understandings other than those herein expressly set forth.

         5.4 The parties hereto agree and acknowledge that the inventions, patents and patent applications are unique assets, and for that reason, among others, the parties hereto will be irreparably damaged in the event that this Agreement is not specifically enforced. Therefore, should any dispute arise concerning the delivery or transfer of all or any of the patents or patent applications as required by the terms of this Agreement, an injunction may be issued mandating the specific performance of the applicable terms of this Agreement, without the posting of a bond therefor. Such remedy shall, however, be cumulative and not exclusive of any other remedy which the parties may have under law.

         5.5 This Agreement is made pursuant to and shall be construed under the laws of the State of Michigan.

         5.6 Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by Arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award of the Arbitrator or Arbitrators may be entered in any court having jurisdiction thereof.

         IN WITNESS WHEREOF, the parties hereto either for themselves, or by their duly authorized agents, have hereunto set their hands and seals on the day and year first above written


ATTEST:
                                             OTIS L. NELSON, JR.

/s/ Paul ??????                               /s/ Otis L. Nelson, Jr.
--------------------------------             ---------------------------


ATTEST:
                                             MARK L. NELSON

/s/ Joseph Michael Sheilds                    /s/ Mark L. Nelson
--------------------------------             ---------------------------


ATTEST:
                                             A. RICHARD NELSON

/s/ Ruth Daretta                              /s/ A. Richard Nelson
--------------------------------             ---------------------------


ATTEST:
                                             POLAR MOLECULAR CORPORATION

/s/ Joseph Michael Shields                    /s/ Mary A. Stuart
--------------------------------             ---------------------------
                                             By:
                                             Title: VP Admin. Svcs.

                                EXHIBIT A to
                      REAFFIRMATION AND MODIFICATION OF
                   PATENT ASSIGNMENT AND ROYALTY AGREEMENTS


                            UNITED STATES PATENTS

PATENT NO.          TITLE                               ISSUED
----------          -----                               ------

4,516,981           RESIDUAL OIL SLUDGE DISPERSANT      5/14/85

4,613,340           RESIDUAL OIL SLUDGE DISPERSANT      9/23/86

4,673,411           ANTI-GEL FUEL ADDITIVE              6/16/87

4,753,661           FUEL CONDITIONER                    6/28/88

4,846,847           ANTI-GEL FUEL COMPOSITION           7/11/89

                                 EXHIBIT B to
                       REAFFIRMATION AND MODIFICATION OF
                   PATENT ASSIGNMENT AND ROYALTY AGREEMENTS




                     FOREIGN PATENTS/PATENT APPLICATIONS

Country          Title                                Ser. No.1/    Pat. No.1
                                                      Filing Dt.    Issue Dt.
-------          -----                                ----------    ---------
Australia        MOTOR FUEL ADDITIVE COMPOSITION      74846/91      660,608
                 AND METHOD FOR PREPARATION           3/05/91       3/05/91
                 THEREOF

Brazil                                                PI 9106137
                                                      3/05/91

Canada                                                2,077,666
                                                      3/05/91

EPC              Countries Include:                   91/905918.8   0 518 966
                                                      3/05/91       12/27/95

                 Austria, Belgium, Britain,
                 Denmark, France, Germany,
                 Greece, Italy, Luxembourg,
                 Netherlands, Spain, Sweden
                 and Switzerland


Japan                                                 3-506077
                                                      3/05/92

South Korea                                           92-702149
                                                      9/05/92

                                EXHIBIT C to
                      REAFFIRMATION AND MODIFICATION OF
                  PATENT ASSIGNMENT AND ROYALTY AGREEMENTS

                             A S S I G N M E N T


         For the sum of one -Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, we, A. Richard Nelson, Mark L. Nelson, and Otis L. Nelson, Jr., of Suttons Bay, Michigan, Aurora, Colorado, and Lake Lelanau, Michigan, effective February 3, 1999, do hereby assign, sell and set over to Polar Molecular Corporation, of Denver, Colorado, hereinafter referred to as the Assignee, its successors, assigns or legal representatives, the entire right, title and interest, in and to the, inventions and discoveries in "MOTOR FUEL ADDITIVE COMPOSITION AND METHOD FOR PREPARATION THEREOF", as set forth in the Application for United States Letters Patent Serial No. 08/472,179, filed June 7, 1995, including the right of said Assignee, its successors, assigns or other legal representatives to receive Letters Patent for said inventions and discoveries in its or their own name or names, at its or their election.

         And we hereby agree for ourselves, heirs, successors, assigns or other legal representatives to execute all papers, and to perform any and all acts which said Assignee, its successors, assigns or other legal representatives may deem necessary to secure thereto the rights herein assigned, sold and set over.

         And we hereby represent and warrant that we have not granted any rights inconsistent with the rights granted herein.

/s/  A. Richard Nelson                  /s/ Mark L. Nelson
----------------------------------      ----------------------------------
     A. Richard Nelson                      Mark L. Nelson


/s/  Otis L. Nelson, Jr.
----------------------------------
     Otis L. Nelson, Jr.



STATE OF   Florida   )
           ----------
                     )ss
COUNTY OF  Pinellas  )
           ----------

         On this   18   day of February, 1999, personally appeared before me
A. Richard Nelson, to me known to be the person named in and who executed the above instrument, and acknowledged


/s/ Ruth Darretta

RUTH DARRETTA
[notary stamp]                      WHO IS MADE PERSONALLY KNOWN TO ME OR WHO
MY COMMISSION # CC 685395          PRODUCED A D.L. AS ???? AND WHO DID/DID NOT
 EXPIRES: October 2, 2001          ---------------
Bonded Thru Notary Public          ???????????
 Underwriters                                       Michigan DL
that he executed the same for the uses and purposed therein mentioned.


                                        --------------------------
                                        Notary Public


(SEAL)


STATE OF   Colorado  )
           ----------
City &               )ss
COUNTY OF  Denver    )
           ----------

On this   17th   day of February, 1999, personally appeared before me,
Mark L. Nelson, to me known to be the person named in and who executed the above instrument, and acknowledged that he executed the same for the uses and purposed therein mentioned.

                                        /s/ Joseph Michael Sheilds
                                        --------------------------
                                        Notary Public

        JOSEPH MICHAEL SHIELDS
        NOTARY PUBLIC
(SEAL)  STATE OF COLORADO
        My Commission Expires Jan. 27, 2001

[notary stamp]




STATE OF   Michigan      )
           --------------
                         )ss
COUNTY OF  Grand Traverse)
           --------------

On this   23rd   day of February, 1999, personally appeared before me Otis L.
Nelson, Jr., to me known to be the person named in and who executed the above instrument, and acknowledged that he executed the same for the uses and purposed therein mentioned.
                                        /s/ Teresa K. Cunningham
                                        --------------------------
                                        Notary Public

                                        TERESA K. CUNNINGHAM, Notary Public
                                        Grand Traverse County, Michigan
(SEAL)                                  My Commission Expires: march 2, 2002



                      CORRECTION OF TYPOGRAPHICAL ERROR

         This Correction of Typographical Error is made as of May 26, 1999. The agreements listed in Items I through 6 below were entered into during the period July 1, 1997, through February 3, 1999. Each of the agreements makes reference to "options to acquire" or "right to buy" shares of the common stock of Polar Molecular Corporation, at a purchase price of $0.01 per share. The purchase price of $0.01 per share stated in these agreements is a typographical error and the correct purchase price is $0.001 per share.


         A counterpart of this document is appended to each of the agreements to supersede the typographical error of $0.01 per share and correct the purchase price of the shares subject to the agreements to reflect $0.001 per share.


         1. Exclusive License Agreement and Amendment to Exclusive License Agreement, both effective the 1st day of July, 1997, among Otis L. Nelson, Jr., Mark L. Nelson, and Alfred Richard Nelson ("the Nelsons"), and Polar Molecular Corporation ("PMC");

         2. Consolidated Exclusive License Agreement, effective the 1st day of July, 1997, among the Nelsons and PMC, for the purpose of consolidating and superseding the Agreement and Amendment at
              Item I above;

         3. Reallocation Agreement and Amendment to Reallocation Agreement, effective the 10th day of January, 1998, among the Nelsons;

         4. Individual Assignment of Options documents dated January 10, 1998, from Mark L. Nelson, Grantor, to the following individuals as the respective Grantee:

                Joseph Covello

                Walter A. Fay

                John Loveall

                William Morgan

                Richard Socia

                Charles Uray, Jr;

         5.   Individual Acknowledgment of options documents dated
              January 10, 1998, from Polar Molecular Corporation, Grantor, to the following individuals as the respective Grantee:

                Otis L. Nelson, Jr.

                A. Richard Nelson; and

         6. Reaffirmation and Modification of Patent Assignment and Royalty Agreements entered into as of the 3rd day of February, 1999, among the Nelsons and PMC.